UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) April 21, 2004
                                          --------------------------------------


        BTU INTERNATIONAL, INC.
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(Exact name of registrant as specified in its chapter)


        DELAWARE                          0-17297                04-2781248
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(State or other jurisdiction        (Commission              (IRS Employer
of incorporation                    File Number)             Identification No.)

    23 ESQUIRE ROAD, N. BILLERICA, MASSACHUSETTS                     01862
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         (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code  (978) 667-411
                                                  ------------------------------

       NOT APPLICABLE
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(Former name or former address, if changed since last report)

         ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.


(C)      The following exhibits are being furnished herewith:.

99.1     News release dated April 20, 2004, of BTU International, Inc.








ITEM 12.     Regulation FD Disclosure (Information provided under Item 12 -
            Results of Operations and Financial Condition).

On April 20, 2004, BTU International Inc. issued a news release to report its financial results for the quarter ended April 4, 2004. The release is furnished as Exhibit 99.1 hereto. Such information, including the Exhibits attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.

                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BTU INTERNATIONAL, INC.
                                            -----------------------
                                                   (Registrant)

Date :   April 21, 2004
                               By: /s/ Thomas P. Kealy
                                  --------------------
                                        Thomas P. Kealy
                                        Vice President, Corporate Controller and
                                        Chief Accounting Officer (principal
                                        financial and accounting officer)










































                                    EXHIBIT INDEX






         EXHIBIT
         NUMBER            DESCRIPTION OF EXHIBIT

99.1     News release, dated April 20, 2004, of BTU International, Inc.